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                                                                      Exhibit 16

November 8, 1999

Office of the Chief Accountant
Securities and Exchange Commission
450 5th Street, NW
Washington, DC  20549



Dear Sir/Madam:

We have read item four in the Form 8-K dated November 8, 1999 of Viisage Technology, Inc. to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Very truly yours,


/s/ Arthur Andersen LLP

ARTHUR ANDERSEN LLP


AMS

Copies to:
Mr. Thomas J. Colatosti, CEO, Viisage Technology, Inc.
Mr. Charles J. Johnson, Finnegan, Hickey, Dinsmoor & Johnson, P.C.